Loans and Allowance for Credit Losses - Summary of Loans by Portfolio Class and Company's Internal Credit Quality Rating (Parenthetical) (Detail) - Government National Mortgage Association [Member] - USD ($)
$ in Billions
	Dec. 31, 2022	Dec. 31, 2021
Financing Receivable, Recorded Investment [Line Items]
Restructured GNMA loans,classified with a pass rating	$ 1.0	$ 1.1
GNMA loans 90 days or more past due, classified with a pass rating	$ 2.2	$ 1.5